UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.   )
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BELLSOUTH CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Jane A. Killian
Director
600 N. 19th Street — 21B3
Birmingham, AL 35203
IMPORTANT: SEVERANCE PLAN CHANGES
March 16, 2006
Dear Employee:
          The purpose of this letter is to inform you of important changes to the BellSouth Corporation Transition Payment Plan for Senior Management: Involuntary (TPPS:I or Plan). This letter is being sent to you either because you previously accepted a severance offer under TPPS:I, or because you have a pending offer under the Plan. Based on subsequent amendments to the Plan, you may now be eligible to receive additional severance benefits. Specifically, the following amendments have been made to the Plan:
1.	The severance payment amount has been increased to 7 percent of Annual Base Salary per completed year of Net Credited Service (50 percent minimum; 150 percent maximum).

2.	Participants may be eligible for an additional lump sum payment related to certain forfeited shares of restricted stock.

3.	As a condition of receiving these additional severance benefits, participants will be required to sign a Supplemental Election and Release form (TPPS:I-1 Supp) following their separation from employment.
          The revised terms are reflected in the Summary of Material Modifications for the Plan, which is enclosed with this letter. Also enclosed is the TPPS:I Supplemental Election and Release form (TPPS:I-1 Supp). Please carefully review these materials along with the TPPS:I Summary Plan Description and the TPPS:I Identification of Individuals Eligible and Not Eligible for Participation form (TPPS:I-Form 2) provided to you with your original offer letter dated February 3, 2006. TPPS:I-Form 2 remains unchanged and is incorporated by reference in this letter.
          The following terms apply to this offer of additional severance benefits:
•	As reflected in the Summary of Material Modifications, to be eligible for these additional severance benefits you must first have accepted your original TPPS:I offer, consistent with the deadlines and procedures set forth in your TPPS:I offer letter dated February 3, 2006.

•	If you accept this offer of additional severance benefits, you will receive supplemental benefits under the terms described in the enclosed Summary of Material Modifications.

•	You have until the later of forty-five (45) days from your receipt of this letter, or forty five (45) days from your separation date, to consider these terms and decide if you want to sign the Supplemental Election and Release. The Supplemental Election and Release cannot be signed until after your separation from employment. You are advised to consult with an attorney prior to signing the Supplemental Election and Release form. By signing the form, you are, among other things, waiving certain claims against BellSouth since the date you executed your original TPPS:I Election and Release, as described in the Supplemental Election and Release.

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•	If you elect to accept this offer to receive additional severance benefits, you must complete, sign and fax all pages of the Supplemental Election and Release form (TPPS:I-1 Supp) to BellSouth Force Management at (205) 321-5011. Please retain the fax confirmation sheet that documents your form has been received.

•	If you elect to accept the offer of additional severance benefits and subsequently change your mind, you may revoke your acceptance within seven calendar days following the date you sign the Supplemental Election and Release form. To revoke your decision, you must fax a written notice within the 7-day timeframe to (205) 321-5011.

•	If you elect to accept the offer of additional severance benefits, you will receive those benefits within 30 days of the date you submit the Supplemental Election and Release, or within 30 days of your separation date, whichever is later.

•	Any changes made to the text or terms of the Supplemental Election and Release form will invalidate the form and your acceptance of the additional TPPS:I benefits.

•	If you decide not to accept this offer of additional severance benefits, it will not affect your right to receive severance benefits under the terms of your original TPPS:I offer (provided you have timely accepted your original TPPS:I offer and have not revoked that acceptance) , nor will it affect the TPPS:I Election and Release.
          If you have any questions about these materials, please contact the BellSouth Force Management Information Line at (205) 977-2531.
Sincerely,

Enclosures:	TPPS:I Summary of Material Modifications
TPPS:I Supplemental Election and Release
NOTE: In connection with the proposed merger, AT&T intends to file a registration statement on Form S-4, including a joint proxy statement of AT&T and BellSouth, and AT&T and BellSouth will file other materials with the Securities and Exchange Commission (the “SEC”). Investors are urged to read the registration statement, including the joint proxy statement (and all amendments and supplements to it) and other materials when they become available because they contain important information. Investors will be able to obtain free copies of the registration and joint proxy statement, when they become available, as well as other filings containing information about AT&T and BellSouth, without charge, at the SEC’s Web site (www.sec.gov). Copies of AT&T’s filings may also be obtained for free from AT&T at AT&T’s Web site (www.att.com) or by directing a request to AT&T Inc. Stockholder Services, 175 E. Houston, San Antonio, Texas 78205. Copies of BellSouth’s filings may be obtained without charge from BellSouth at BellSouth’s Web site (www.bellsouth.com) or by directing a request to BellSouth at Investor Relations, 1155 Peachtree Street, Atlanta, Georgia 30309.
AT&T, BellSouth and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding AT&T’s directors and executive officers is available in AT&T’s 2005 Annual Report on Form 10-K filed with the SEC on March 1, 2006 and AT&T’s proxy statement for its 2006 annual meeting of stockholders, filed with the SEC on March 10, 2006, and information regarding BellSouth’s directors and executive officers is available in BellSouth’s 2005 Annual Report on Form 10-K filed with the SEC on February 28, 2006 and BellSouth’s proxy statement for its 2006 annual meeting of shareholders, filed with the SEC on March 3, 2006. Additional information regarding the interests of such potential participants will be included in the registration and joint proxy statement, and the other relevant documents filed with the SEC when they become available.

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BELLSOUTH CORPORATION
TRANSITION PAYMENT PLAN FOR SENIOR MANAGEMENT:
INVOLUNTARY
          This document constitutes a Summary of Material Modifications for the BellSouth Corporation Transition Payment Plan for Senior Management: Involuntary (TPPS:I), which was originally effective as of January 17, 2006. Please keep this document with your TPPS:I summary plan description for future reference.
          Effective March 16, 2006, the following provisions of TPPS:I are modified:
1.	The section entitled “Eligibility” is amended by adding the following to the end thereof:

“In order to be eligible for certain supplemental TPPS:I benefits, you must first execute a TPPS:I Election and Release form and not revoke that election, and then execute a TPPS:I Supplemental Election and Release form following your separation from employment and not revoke that election.”

2.	The section entitled “Computation of TPPS:I payments” is amended by adding the following to the end thereof:

“Notwithstanding the preceding, if you separate under TPPS:I and if you also execute the TPPS:I Supplemental Election and Release form, you will receive an additional severance payment equal to the difference between (a) seven percent (7%) of your Annual Base Salary multiplied by your completed years of Net Credited Service (NCS) as of your date of separation (with a minimum severance payment of 50% of Annual Base Salary and a maximum severance payment of 150% of Annual Base Salary) and (b) the amount of severance payment you already received or will receive under the general provisions of TPPS:I.”

3.	Section 4(c)(3) entitled “Restricted Stock” is amended by adding the following to the end thereof:

“Notwithstanding the preceding, if you separate employment from BellSouth under TPPS:I and if you also execute the TPPS:I Supplemental Election and Release form, you will receive an additional cash payment equal to $31.56 multiplied by the number of your unvested shares of BellSouth Corporation restricted stock (as of your date of separation) that were granted before 2006 as part of a regular annual grant of shares of restricted stock that did not (or will not) vest in accordance with the provisions of TPPS:I. This additional payment shall not apply with respect to any special grants of shares of restricted stock that were not made as part of the regular annual long-term

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award process (normal grants and pro rata awards upon hire or promotion), but that were made, for example, as a retention incentive or for special recognition”

4.	All other provisions of TPPS:I not otherwise amended herein shall remain in full force and effect.
NOTE: In connection with the proposed merger, AT&T intends to file a registration statement on Form S-4, including a joint proxy statement of AT&T and BellSouth, and AT&T and BellSouth will file other materials with the Securities and Exchange Commission (the “SEC”). Investors are urged to read the registration statement, including the joint proxy statement (and all amendments and supplements to it) and other materials when they become available because they contain important information. Investors will be able to obtain free copies of the registration and joint proxy statement, when they become available, as well as other filings containing information about AT&T and BellSouth, without charge, at the SEC’s Web site (www.sec.gov). Copies of AT&T’s filings may also be obtained for free from AT&T at AT&T’s Web site (www.att.com) or by directing a request to AT&T Inc. Stockholder Services, 175 E. Houston, San Antonio, Texas 78205. Copies of BellSouth’s filings may be obtained without charge from BellSouth at BellSouth’s Web site (www.bellsouth.com) or by directing a request to BellSouth at Investor Relations, 1155 Peachtree Street, Atlanta, Georgia 30309.
AT&T, BellSouth and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding AT&T’s directors and executive officers is available in AT&T’s 2005 Annual Report on Form 10-K filed with the SEC on March 1, 2006 and AT&T’s proxy statement for its 2006 annual meeting of stockholders, filed with the SEC on March 10, 2006, and information regarding BellSouth’s directors and executive officers is available in BellSouth’s 2005 Annual Report on Form 10-K filed with the SEC on February 28, 2006 and BellSouth’s proxy statement for its 2006 annual meeting of shareholders, filed with the SEC on March 3, 2006. Additional information regarding the interests of such potential participants will be included in the registration and joint proxy statement, and the other relevant documents filed with the SEC when they become available.

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Print Name

Social Security Number
BellSouth Corporation
Transition Payment Plan for Senior Management: Involuntary (TPPS:I)
Supplemental Election and Release
I accept the offer of BellSouth Corporation (“the Company”) to allow me to receive additional severance benefits under the amended terms of the BellSouth Corporation Transition Payment Plan for Senior Management: Involuntary (“TPPS:I” or “the Plan”).
Prior to signing this Supplemental Election and Release (hereinafter “Supplemental Release”), I acknowledge that I was provided a period of at least forty-five (45) days in which to consider this Supplemental Release and review the amended terms of the Plan. I further acknowledge that, prior to the commencement of that 45-day period, I was provided a completed TPPS:I Identification of Individuals Selected and Not Selected for Participation form (TPPS:I-2 Form) and was advised to consult with an attorney prior to signing this Supplemental Release. If I have signed this Supplemental Release before the expiration of the 45-day period, I acknowledge that I have done so voluntarily after carefully considering the terms of the Supplemental Release and the amended terms of TPPS:I. I fully understand the binding nature of this Supplemental Release, and I acknowledge that my decision to accept the additional severance benefits under the Plan and sign this Supplemental Release has been made knowingly and voluntarily.
In consideration for the additional severance benefits that will be provided to me under the Plan, I further agree to the terms set forth below:
(1)	I hereby fully waive, discharge, and release any and all claims relating to or arising out of my employment, of whatever nature, known or unknown, I may have against BellSouth Corporation, its subsidiaries and affiliated companies, and in the case of all such entities, their respective owners, representatives, officers, directors, attorneys, agents, employees, successors and assigns, as a result of actions or omissions occurring from the date I executed my original TPPS:I Election and Release through this date. Specifically included in this waiver and release are any and all claims of alleged employment discrimination, either as a result of my separation from employment or otherwise, under the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C. Section 621, et seq., Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. Section 2000e, et seq., and any and all other claims relating to or arising out of my employment, under any federal, state, or local statute, common law, or regulation, including the Employee Retirement Income Security Act of 1974, 29 U.S.C. Section 1001, et seq.
(2)	I acknowledge that the additional severance benefits that are being offered to me under the amended terms of the Plan represent valuable consideration that I am not otherwise entitled to receive and that are in addition to other forms of compensation or benefits to which I presently am entitled.
(3)	I understand that I may revoke my election to accept the additional severance benefits under the amended terms of TPPS:I by giving written notice by fax to the TPPS:I Coordinator (at fax number 205-321-5011) within seven (7) calendar days following the date that I signed the Supplemental Release. I further understand that this Supplemental Release will become binding and irrevocable after the expiration of that seven-day period.
(4)	Each paragraph and clause of this Supplemental Release shall be deemed severable from all other provisions, and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the remaining provisions. In addition, any invalid or unenforceable provision shall be enforced to the maximum extent permitted by applicable law.

(Initial)

(5)	I acknowledge that the additional benefits provided under the amended terms of the Plan are the only consideration for my signing this Supplemental Release and that I have relied on no other representations or promises in making my decision to accept the additional severance benefits and sign this Supplemental Release, including representations regarding benefits that may or may not be offered in the future under TPPS:I or any other severance, pension or benefit plan. I understand and acknowledge that this Supplemental Release constitutes the entire agreement between the Company and me regarding the subject matter herein and no amendment or modification of this Supplemental Release shall be valid or binding unless signed by me and the BellSouth Corporation Vice President — Human Resources.

Signature

Name (Please print)

Social Security Number

Date
NOTE: In connection with the proposed merger, AT&T intends to file a registration statement on Form S-4, including a joint proxy statement of AT&T and BellSouth, and AT&T and BellSouth will file other materials with the Securities and Exchange Commission (the “SEC”). Investors are urged to read the registration statement, including the joint proxy statement (and all amendments and supplements to it) and other materials when they become available because they contain important information. Investors will be able to obtain free copies of the registration and joint proxy statement, when they become available, as well as other filings containing information about AT&T and BellSouth, without charge, at the SEC’s Web site (www.sec.gov). Copies of AT&T’s filings may also be obtained for free from AT&T at AT&T’s Web site (www.att.com) or by directing a request to AT&T Inc. Stockholder Services, 175 E. Houston, San Antonio, Texas 78205. Copies of BellSouth’s filings may be obtained without charge from BellSouth at BellSouth’s Web site (www.bellsouth.com) or by directing a request to BellSouth at Investor Relations, 1155 Peachtree Street, Atlanta, Georgia 30309.
AT&T, BellSouth and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding AT&T’s directors and executive officers is available in AT&T’s 2005 Annual Report on Form 10-K filed with the SEC on March 1, 2006 and AT&T’s proxy statement for its 2006 annual meeting of stockholders, filed with the SEC on March 10, 2006, and information regarding BellSouth’s directors and executive officers is available in BellSouth’s 2005 Annual Report on Form 10-K filed with the SEC on February 28, 2006 and BellSouth’s proxy statement for its 2006 annual meeting of shareholders, filed with the SEC on March 3, 2006. Additional information regarding the interests of such potential participants will be included in the registration and joint proxy statement, and the other relevant documents filed with the SEC when they become available.